Exhibit 99.1

FOR IMMEDIATE RELEASE

Contacts:

Phone: 770-419-3355	/ Lynn Lewis
CryoLife D. Ashley Lee Executive Vice President, Chief Financial Officer and Chief Operating Officer Phone: 770-419-3355	Gilmartin Group LLC Brian Johnston / Lynn Lewis Phone: 631-807-1986 investors@cryolife.com

CryoLife Reports Second Quarter 2021 Financial Results

Second Quarter and Recent Business Highlights:

•

Achieved total revenues of $76.1 million in the second quarter 2021 versus $53.8 million in the second quarter of 2020, an increase of 42% on a GAAP basis and 35% on a non-GAAP proforma constant currency basis

•	Net loss was ($2.2) million, or ($0.06) per share, in the second quarter of 2021
•	Non-GAAP net income was $4.8 million, or $0.12 per share, in the second quarter of 2021

ATLANTA, GA – (July 29, 2021) – CryoLife, Inc. (NYSE: CRY), a leading cardiac and vascular surgery company focused on aortic disease, announced today its financial results for the second quarter ended June 30, 2021.

“For the second consecutive quarter we saw revenue growth on both a GAAP and pro forma constant currency basis compared to the prior year, and more importantly compared to 2019. Growth was driven by our new product launches outside of the U.S., a normalization in procedure volumes in the U.S., continued recovery in Europe, and strength in our U.S. On-X business,” commented Pat Mackin, Chairman, President, and Chief Executive Officer.

“Additionally, we continued to advance our regulatory strategy and are on track to file PMAs for PerClot and PROACT Mitral in the third quarter. PROACT Mitral, if approved, is expected to drive growth in 2022 and 2023. We also made solid progress on enrollment in our PROACT Xa clinical trial while advancing R&D programs designed to fuel growth beginning in 2024.”

Second Quarter 2021 Financial Results

Total revenues for the second quarter of 2021 were $76.1 million, reflecting an increase of 42% on a GAAP basis and 35% on a non-GAAP proforma constant currency basis, both compared to the second quarter of 2020.

Net loss for the second quarter of 2021 was ($2.2) million, or ($0.06) per fully diluted common share, compared to net loss of ($3.7) million, or ($0.10) per fully diluted common share for the second quarter of 2020. Non-GAAP net income for the second quarter of 2021 was $4.8 million, or $0.12 per fully diluted common share, compared to non-GAAP net loss of ($525,000), or ($0.01) per fully diluted common share for the second quarter of 2020.

The financial results reported in this earnings release are preliminary pending the Company’s filing of its quarterly report on Form 10-Q, which it expects to file on July 30, 2021.

2021 Financial Outlook

The Company expects revenue in the second half of 2021 to increase 7% – 10% on a pro forma constant currency basis compared to the second half of 2019, which excludes PerClot, resulting in full year 2021 revenues of between $296.0 million and $300.0 million at a EUR/USD exchange rate of 1.20.   Revenues for the third quarter of 2021 are expected to be between $71.0 million and $73.0 million. This forecast is based on our estimates of the current and anticipated impact of Covid-19 on our business and contemplates minimal contribution from PerClot in the second half of 2021 due to the sale of our PerClot product line and Baxter’s assumption of distribution for SMI PerClot outside of the U.S.

The Company's financial performance for the remainder of 2021 and future periods is subject to the risks identified below.

Non-GAAP Financial Measures

This press release contains non-GAAP financial measures. Investors should consider this non-GAAP information in addition to, and not as a substitute for, financial measures prepared in accordance with U.S. GAAP. In addition, this non-GAAP financial information may not be the same as similar measures presented by other companies. The Company's non-GAAP net income, non-GAAP EBITDA, and non-GAAP adjusted operating income results exclude (as applicable) business development, integration, and severance expense; depreciation and amortization expense; interest income and expense; non-cash interest expense; gain on foreign currency revaluation; stock-based compensation expense; corporate rebranding expense; and income tax expense (benefit).  The Company believes that these non-GAAP presentations provide useful information to investors regarding unusual non-operating transactions; the operating expense structure of the Company's existing and recently acquired operations, without regard to its on-going efforts to acquire additional complementary products and businesses and the transaction and integration expenses incurred in connection with recently acquired and divested product lines; and the operating expense structure excluding fluctuations resulting from foreign currency revaluation and stock-based compensation expense.  The Company believes it is useful to exclude certain expenses because such amounts in any specific period may not directly correlate to the underlying performance of its business operations or can vary significantly between periods as a result of factors such as acquisitions, or non-cash expense related to amortization of previously acquired tangible and intangible assets.  The Company has excluded the impact of changes in currency exchange from certain revenues to evaluate growth rates on a constant currency basis. The Company does, however, expect to incur similar types of expenses and currency exchange impacts in the future, and this non-GAAP financial information should not be viewed as a statement or indication that these types of expenses will not recur.

Webcast and Conference Call Information

The Company will hold a teleconference call and live webcast later today, July 29, 2021 at 4:30 p.m. ET to discuss the results followed by a question and answer session. To listen to the live teleconference, please dial 201-689-8261. A replay of the teleconference will be available through August 5, 2021 and can be accessed by calling (toll free) 877-660-6853 or 201-612-7415. The Conference ID for the replay is 13721548.

The live webcast and replay can be accessed by going to the Investor Relations section of the CryoLife website at www.cryolife.com and selecting the heading Webcasts & Presentations.

About CryoLife, Inc.

Headquartered in suburban Atlanta, Georgia, CryoLife is a leader in the manufacturing, processing, and distribution of medical devices and implantable tissues used in cardiac and vascular surgical procedures focused on aortic repair. CryoLife markets and sells products in more than 100 countries worldwide. For additional information about CryoLife, visit our website, www.cryolife.com.

Forward Looking Statements

Statements made in this press release that look forward in time or that express management's beliefs, expectations, or hopes are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Readers are cautioned not to place undue reliance on these forward-looking statements, which are made as of the date of this press release and reflect the view of management as of the date of this press release. Such forward-looking statements reflect the views of management at the time such statements are made.  These statements include our belief that PROACT Mitral should help drive our growth in 2022 and 2023; our expectation that the PROACT Xa clinical trial and advanced R&D programs will deliver additional growth opportunities for us beginning in 2024; our forecasted revenue growth of 7%-10% for the second half of 2021 compared to the second half of 2019 (on a pro forma constant currency basis), resulting in forecasted full year revenues of between $296.0 million and $300.0 million at a EUR/USD exchange rate of 1.20; our forecast of third quarter 2021 revenues of between $71.0 million and $73.0 million; and our estimates of the current and anticipated impact of COVID-19 on our business for the second half of 2021. These forward-looking statements are subject to a number of risks, uncertainties, estimates, and assumptions that may cause actual results to differ materially from current expectations, including that the benefits anticipated from the Ascyrus Medical LLC transaction and Endospan distribution agreement may not be achieved, that our product candidates may not receive regulatory approval, that our products that obtain regulatory approval may not be accepted by the market, and the continued effects of COVID-19, including decelerating vaccination or vaccine adoption rates, or government mandates implemented to address the effects of the pandemic could adversely impact our results.  These risks and uncertainties include the risk factors detailed in our Securities and Exchange Commission filings, including our Form 10-K for year ended December 31, 2020.  CryoLife does not assume any obligation, and expressly disclaims any duty to update any of its forward-looking statements, whether as a result of new information, future events, or otherwise.

CryoLife, Inc. and Subsidiaries

Condensed Consolidated Statements of Operations and Comprehensive Income/(Loss)

(In thousands, except per share data)

(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2021	2020	2021	2020
Revenues:
Products	$56,076	$37,268	$109,421	$83,688
Preservation services	20,072	16,503	37,814	36,512
Total revenues	76,148	53,771	147,235	120,200

Cost of products and preservation services:
Products	16,178	10,040	31,089	23,080
Preservation services	9,457	7,841	17,795	17,059
Total cost of products and preservation services	25,635	17,881	48,884	40,139

Gross margin	50,513	35,890	98,351	80,061

Operating expenses:
General, administrative, and marketing	40,830	32,288	79,468	71,290
Research and development	8,360	5,522	16,114	11,878
Total operating expenses	49,190	37,810	95,582	83,168

Operating income (loss)	1,323	(1,920)	2,769	(3,107)

Interest expense	4,855	3,652	8,895	7,040
Interest income	(18)	(66)	(42)	(168)
Other (income) expense, net	(1,331)	(740)	600	2,922

Loss before income taxes	(2,183)	(4,766)	(6,684)	(12,901)
Income tax benefit	(5)	(1,077)	(1,368)	(2,547)

Net loss	$(2,178)	$(3,689)	$(5,316)	$(10,354)

Loss per common share:
Basic	$(0.06)	$(0.10)	$(0.14)	$(0.27)
Diluted	$(0.06)	$(0.10)	$(0.14)	$(0.27)

Weighted-average common shares outstanding:
Basic	38,943	37,520	38,841	37,455
Diluted	38,943	37,520	38,841	37,455

Net loss	$(2,178)	$(3,689)	$(5,316)	$(10,354)
Other comprehensive income (loss):
Foreign currency translation adjustments	2,973	4,434	(7,317)	(29)
Comprehensive income (loss)	$795	$745	$(12,633)	$(10,383)

CryoLife, Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

(In thousands)

	June 30,	December 31,
	2021	2020
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$50,473	$61,412
Restricted securities	554	546
Trade receivables, net	49,672	45,964
Other receivables	3,612	2,788
Inventories, net	76,362	73,038
Deferred preservation costs	41,276	36,546
Prepaid expenses and other	16,105	14,295
Total current assets	238,054	234,589

Goodwill	255,484	260,061
Acquired technology, net	177,023	186,091
Operating lease right-of-use assets, net	48,359	18,571
Other intangibles, net	38,817	40,966
Property and equipment, net	36,417	33,077
Deferred income taxes	1,681	1,446
Other assets	14,662	14,603
Total assets	$810,497	$789,404

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Current portion of contingent consideration	$17,300	$16,430
Accounts payable	10,773	9,623
Accrued compensation	9,808	10,192
Accrued expenses	7,625	7,472
Accrued procurement fees	4,013	3,619
Taxes payable	3,338	2,808
Current maturities of operating leases	2,473	5,763
Current portion of long-term debt	1,652	1,195
Other liabilities	1,962	3,366
Total current liabilities	58,944	60,468

Long-term debt	308,050	290,468
Non-current maturities of operating leases	47,440	14,034
Contingent consideration	46,900	43,500
Deferred income taxes	29,583	34,713
Deferred compensation liability	5,503	5,518
Other liabilities	12,242	11,990
Total liabilities	$508,662	$460,691

Commitments and contingencies

Shareholders' equity:
Preferred stock	--	--
Common stock (issued shares of 40,742 in 2021 and 40,394 in 2020)	407	404
Additional paid-in capital	305,157	316,192
Retained earnings	11,493	20,022
Accumulated other comprehensive (loss) income	(574)	6,743
Treasury stock, at cost, 1,487 shares as of June 30, 2021 and December 31, 2020, respectively	(14,648)	(14,648)
Total shareholders' equity	301,835	328,713

Total liabilities and shareholders' equity	$810,497	$789,404

CryoLife, Inc. and Subsidiaries

Condensed Consolidated Statement of Cash Flows

(In thousands)

(Unaudited)

	Six Months Ended
	June 30,
	2021	2020
Net cash flows from operating activities:
Net loss	$(5,316)	$(10,354)

Adjustments to reconcile net loss to net cash from operating activities:
Depreciation and amortization	11,999	9,642
Non-cash compensation	4,595	5,074
Change in fair value of contingent consideration	4,270	--
Non-cash lease expense	3,575	3,518
Write-down of inventories and deferred preservation costs	2,988	1,217
Deferred income taxes	(4,269)	(1,894)
Other	2,174	859
Changes in operating assets and liabilities:
Accounts payable, accrued expenses, and other liabilities	(1,166)	(142)
Prepaid expenses and other assets	(2,076)	(3,422)
Receivables	(5,454)	7,644
Inventories and deferred preservation costs	(11,712)	(12,902)
Net cash flows used in operating activities	(392)	(760)

Net cash flows from investing activities:
Capital expenditures	(7,249)	(3,776)
Other	205	(705)
Net cash flows used in investing activities	(7,044)	(4,481)

Net cash flows from financing activities:
Proceeds from exercise of stock options and issuance of common stock	2,321	1,175
Proceeds from issuance of convertible debt	--	100,000
Proceeds from revolving line of credit	--	30,000
Proceeds from financing insurance premiums	--	2,816
Repayment of revolving line of credit	--	(30,000)
Payment of debt issuance costs	(2,219)	(3,647)
Redemption and repurchase of stock to cover tax withholdings	(1,831)	(1,728)
Repayment of term loan	(1,405)	(1,389)
Other	(603)	(1,041)
Net cash flows (used in) provided by financing activities	(3,737)	96,186

Effect of exchange rate changes on cash, cash equivalents, and restricted securities	242	879
(Decrease) increase in cash, cash equivalents, and restricted securities	(10,931)	91,824

Cash, cash equivalents, and restricted securities beginning of period	61,958	34,294
Cash, cash equivalents, and restricted securities end of period	$51,027	$126,118

CryoLife, Inc. and Subsidiaries

Financial Highlights

(In thousands)

	(Unaudited)		(Unaudited)
	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2021	2020	2021	2020
Products:
Aortic stents and stent grafts	$21,064	$13,174	$41,269	$28,642
Surgical sealants	17,864	12,437	35,692	29,174
On-X	14,726	10,116	27,821	22,318
Other	2,422	1,541	4,639	3,554
Total products	56,076	37,268	109,421	83,688

Preservation services	20,072	16,503	37,814	36,512
Total revenues	$76,148	$53,771	$147,235	$120,200

Revenues:
U.S.	$39,006	$30,392	$75,324	$66,839
International	37,142	23,379	71,911	53,361
Total revenues	$76,148	$53,771	$147,235	$120,200

CryoLife, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP

Revenues and Adjusted EBITDA

(In thousands, except per share data)

	(Unaudited)			(Unaudited)
	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2021	2020	Growth Rate	2021	2020	Growth Rate
Reconciliation of total revenues, GAAP to
total revenues, non-GAAP:
Total revenues, GAAP	$76,148	$53,771	42%	$147,235	$120,200	22%
Including AMDS prior to acquisition	--	699		--	1,397
Total GAAP revenues including AMDS	76,148	54,470	40%	147,235	121,597	21%
Impact of changes in currency exchange	--	1,810		--	3,534
Total constant currency revenues including AMDS, non-GAAP	$76,148	$56,280	35%	$147,235	$125,131	18%

	(Unaudited)		(Unaudited)
	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2021	2020	2021	2020
Reconciliation of operating income (loss), GAAP to
adjusted operating income, non-GAAP:
Operating income (loss)	$1,323	$(1,920)	$2,769	$(3,107)
Amortization expense	4,238	3,000	8,498	6,033
Business development, integration, and severance expense	3,359	653	4,829	1,476
Corporate rebranding expense	47	--	62	321
Adjusted operating income, non-GAAP	$8,967	$1,733	$16,158	$4,723

	(Unaudited)		(Unaudited)
	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2021	2020	2021	2020
Reconciliation of net loss, GAAP to
adjusted EBITDA, non-GAAP:
Net loss, GAAP	$(2,178)	$(3,689)	$(5,316)	$(10,354)
Adjustments:
Depreciation and amortization expense	5,993	4,743	11,999	9,642
Interest expense	4,855	3,652	8,895	7,040
Business development, integration, and severance expense	3,359	653	4,829	1,476
Stock-based compensation expense	2,115	2,510	4,595	5,074
Corporate rebranding expense	47	--	62	321
Income tax benefit	(5)	(1,077)	(1,368)	(2,547)
Interest income	(18)	(66)	(42)	(168)
(Gain) loss on foreign currency revaluation	(1,364)	(744)	522	2,919
Adjusted EBITDA, non-GAAP	$12,804	$5,982	$24,176	$13,403

CryoLife, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP

Net Income (Loss)  and Diluted Income (Loss) Per Common Share

(In thousands, except per share data)

	(Unaudited)		(Unaudited)
	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2021	2020	2021	2020
GAAP:
Loss before income taxes	$(2,183)	$(4,766)	$(6,684)	$(12,901)
Income tax benefit	(5)	(1,077)	(1,368)	(2,547)
Net loss	$(2,178)	$(3,689)	$(5,316)	$(10,354)

Diluted loss per common share:	$(0.06)	$(0.10)	$(0.14)	$(0.27)

Diluted weighted-average common shares outstanding	38,943	37,520	38,841	37,455

Reconciliation of loss before income taxes,
GAAP to adjusted income (loss), non-GAAP
Loss before income taxes, GAAP:	$(2,183)	$(4,766)	$(6,684)	$(12,901)
Adjustments:
Amortization expense	4,238	3,000	8,498	6,033
Business development, integration, and severance expense	3,359	653	4,829	1,476
Non-cash interest expense	1,004	413	1,572	818
Corporate rebranding expense	47	--	62	321
Adjusted income (loss) before income taxes,
non-GAAP	6,465	(700)	8,277	(4,253)

Income tax expense (benefit) calculated at a
pro forma tax rate of 25%	1,616	(175)	2,069	(1,063)
Adjusted net income (loss), non-GAAP	$4,849	$(525)	$6,208	$(3,190)

Reconciliation of diluted loss per common share, GAAP
to adjusted diluted loss per common share, non-GAAP:
Diluted loss per common share, GAAP:	$(0.06)	$(0.10)	$(0.14)	$(0.27)
Adjustments:
Amortization expense	0.11	0.09	0.22	0.16
Business development, integration, and severance expense	0.08	0.02	0.12	0.04
Non-cash interest expense	0.03	0.01	0.04	0.02
Corporate rebranding expense	--	--	--	0.01
Tax effect of non-GAAP adjustments	(0.05)	(0.03)	(0.09)	(0.06)
Effect of 25% pro forma tax rate	0.01	--	0.01	0.02
Adjusted diluted income (loss) per common share,
non-GAAP	$0.12	$(0.01)	$0.16	$(0.08)

Reconciliation of diluted weighted-average common shares outstanding
GAAP to diluted weighted-average common shares outstanding, non-GAAP:
Diluted weighted-average common shares outstanding, GAAP:	38,943	37,520	38,841	37,455
Adjustments:
Stock options	325	--	326	--
Contingently returnable shares	229	--	273	--
Diluted weighted-average common shares outstanding, non-GAAP[1]	39,497	37,520	39,440	37,455
1- Diluted weighted-average common shares outstanding, non-GAAP does not include the dilutive impact of the Senior Convertible Notes